UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report: May 22, 2006

(Date of earliest event reported)

AMERIPATH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22313	65-0642485
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7111 Fairway Drive, Suite 400

Palm Beach Gardens, Florida 33418

(Address of Principal Executive Offices, Zip Code)

(561) 712-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 22, 2006, Specialty Laboratories, Inc., a California corporation and a wholly-owned subsidiary of AmeriPath, Inc. received a subpoena from the California Attorney General’s Office. The subpoena seeks various documents including documents relating to billings to the California Medicaid program. The subpoena seeks documents from various time frames ranging from three to ten years. Specialty Laboratories will cooperate with the California Attorney General’s Office in responding to the subpoena.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2006	AMERIPATH, INC.

	By:	/s/ David L. Redmond
	Name:	David L. Redmond
	Title:	President and Chief Financial Officer